Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

Please mark your votes as indicated in this example		|X|	FOR all nominees listed to the left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed to the left	2.	RATIFICATION OF THE NOMINATION OF KESSELMAN & KESSELMAN, A MEMBER FIRM OF PRICEWATER-HOUSECOOPERS INTERNATIONAL LIMITED, AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.
1.	ELECTION OF DIRECTORS		☐	☐		FOR	AGAINST	ABSTAIN
Nominees:	01 Y. Maiman 03 L. Malamud 05 M. Arnon 07 E. Haber	02 J. Bigio 04 J. Yerushalmi 06 Y. Karni				☐	☐	☐
WITHHELD FOR: (INSTRUCTION: To withhold authority to vote for any individual nominee(s), print the name of such nominee(s) below.)					3.	IN THEIR DISCRETION, UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POST-PONEMENT(S) THEREOF.

						Dated:________________________________________________, 2003
						___________________________________________________________ Signature
						___________________________________________________________ Signature
						Please sign exactly as name appears. If acting as attorney, executor, administrator, trustee, officer of a corporation, or in other representative capacity, please give full title under signature.

^ FOLD AND DETACH HERE ^

PROXY

AMPAL-AMERICAN ISRAEL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jack Bigio and Yoram Firon, and each of them, as proxy for the undersigned, with full power of substitution, to vote and otherwise represent all of the shares of Class A Stock of Ampal-American Israel Corporation held of record by the undersigned on July 28, 2003, at the Annual Meeting of Shareholders to be held on September 16, 2003, and any adjournment(s) or postponement(s) thereof, with the same effect as if the undersigned were present and voting such shares, on all matters as further described in the accompanying Proxy Statement. The undersigned hereby revokes any proxy previously given with respect to such shares. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement and Annual Report.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” EACH OF THE BOARD OF DIRECTORS’ NOMINEES AND “FOR” PROPOSAL 2. THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

(Continued, and to be signed and dated on reverse side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

^ FOLD AND DETACH HERE ^
You can now access your Ampal-American Israel Corporation account online.
Access your Ampal-American Israel Corporation shareholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, agent for Ampal-American Israel Corporation, now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:
View account status View certificate history	Make address changes Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com and follow the instructions shown on this page.

Step 1: FIRST TIME USERS – Establish a PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) or Investor ID available to establish a PIN.

The confidentiality of your personal information is protected using secure socket layer (SSL) technology.
  SSN or Investor ID
  PIN
  Then click on the Establish PIN button
Please be sure to remember your PIN, or maintain it in a secure place for future reference.	Step 2: Log in for Account Access
You are now ready to log in. To access your account please enter your:
  SSN or Investor ID
  PIN
  Then click on the Submit button
If you have more than one account, you will now be asked to select the appropriate account.	Step 3: Account Status Screen

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.
  Certificate History
  Issue Certificate
  Address Change

For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time